UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Mentor Capital, Inc.

(Name of Registrant as Specified in Its Charter)

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July 15, 2019

To the Shareholders of Mentor Capital, Inc.:

You are cordially invited to the 2019 Annual Meeting of Shareholders, which will be held on August 28, 2019, at 10:00 a.m. Pacific Time at 511 Fourteenth Street, Unit A-6, Ramona, CA 92065.

This Proxy Statement contains information about our Company and the four proposals to be voted on by shareholders at the meeting. Please give this information your careful attention.

On or about July 15, 2019, we mailed to our shareholders a Notice containing instructions on how to access our 2019 Proxy Statement, form of proxy card, our annual report for the fiscal year ended December 31, 2018 on Form 10-K, our March 31, 2019 quarterly report on Form 10-Q, and how to vote online. As more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials. We believe that this process expedites shareholders’ receipt of proxy materials and reduces the volume of printing associated with our Annual Meeting.

In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Whether or not you plan to attend the meeting, you are urged to vote. Your vote is very important to us and helps establish a quorum. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Voting instructions for voting by mail, telephone, or Internet are included on the proxy card.

Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Chet Billingsley
Chet Billingsley,
Chairman and Chief executive Officer

Mentor Capital, Inc.

511 Fourteenth Street, Suite A-2, A-4, A-6

Ramona, CA 92065

Notice of Annual Meeting of Shareholders

August 28, 2019

10:00 a.m. Pacific Time

Dear Shareholder:

You are cordially invited to the 2019 Annual Meeting of Shareholders, which will be held on August 28, 2019, at 10:00 a.m. Pacific Time at 511 Fourteenth Street, Unit A-6, Ramona, CA 92065 for the following purposes:

1. To elect five directors to serve for one year, and until their successors are duly elected and qualified;

2. To ratify the appointment of BF Borgers CPA PC as the independent public accountants for the Company for the fiscal year ending December 31, 2019;

3. To vote on an advisory resolution to approve executive compensation;

4. To vote on the frequency of advisory votes on executive compensation;

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on June 28, 2019 are entitled to vote at the Annual Meeting or any adjournment or postponement of the meeting.

Your vote is very important and helps to establish a quorum, regardless of the number of shares you own. Whether or not you expect to attend the meeting in person, we urge you to vote your shares via the Internet or by requesting a printed copy of the proxy materials and completing and returning by mail your proxy card you will receive in response to your request. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you want to, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Chet Billingsley
Chet Billingsley, Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2019

The proxy statement, form of proxy card, annual report for the fiscal year ended December 31, 2018 on Form 10-K, and quarterly report for the quarter ended March 31, 2019 on Form 10-Q of Mentor Capital, Inc. are available at http://www.viewproxy.com/MNTR/2019.

Mentor Capital, Inc.

PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mentor Capital, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on August 28, 2019, at 10:00 a.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement therefore. The Annual Meeting will be held at 511 Fourteenth Street, Unit A-6, Ramona, CA 92065.

We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting, form of proxy card, the Company’s annual report on Form 10-K, and the Company’s most recent Form 10-Q for the quarter ended March 31, 2019) on the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders entitled to vote at the meeting. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy. In addition, shareholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election, until you notify us otherwise

All shareholders will have the ability to access, beginning on or about July 15, 2019, the proxy materials on a website referred to in the Notice or to request to receive a printed copy of the proxy materials at no charge. To request a printed copy of the proxy materials, please call our proxy administrator toll free at 877-777-2857 or email them via requests@viewproxy.com on or before the date listed on the Notice, to facilitate timely delivery. If requesting material by email, please send a blank email with the company name and your 11-digit Control Number (located on the Notice) in the subject line. If you request a printed copy of the proxy materials, we will mail them to you at no cost to you.

Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2019 Annual Meeting of Shareholders, which will take place on August 28, 2019, at 10:00 a.m. Pacific Time.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. We believe that Internet-delivery of our proxy materials allows us to provide our shareholders with the information they need while reducing the volume of printing associated with our Annual Meeting. Accordingly, we are sending the Notice to our shareholders and beneficial owners as of the record date. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.

What if I receive more than one Notice of Internet Availability of Proxy Material

If you receive more than one Notice, you hold shares in more than one name or shares in different accounts. To ensure that all of your shares are voted, you will need to vote separately on the Internet site by using the specific control number contained in each Notice that you receive or by promptly marking, signing, dating and returning your proxy card.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet.

What items will be voted on at the Annual Meeting?

Items that will be voted on at the Annual Meeting:

1. To elect five directors to serve until their successors are duly elected and qualified;

2. To ratify the appointment of BF Borgers CPA PC as the independent public accountants for the Company for the fiscal year ending December 31, 2019;

3. To vote on an advisory resolution to approve executive compensation;

4. To vote on the frequency of advisory votes on executive compensation; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What is the Proxy for, who can vote and how do I vote?

This proxy statement informs you, the Shareholders of the Company, about items that will be voted on at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those Shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the management of the Company for its Board of Directors. The cost of soliciting proxies will be borne by the Company.

Stockholders Entitled to Vote

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock or Series Q Preferred Stock at the close of business on June 28, 2019. On June 28, 2019, there were outstanding 23,239,837 shares of Common Stock and 11 shares of Series Q Preferred Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each Common share is entitled to one vote and each Series Q Preferred share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

A list of shareholders of record at the close of business on June 28, 2019 will be available for review, for any purpose germane to the meeting, during ordinary hours at our principal place of business for at least 10 days prior to the Annual Meeting.

Voting

You may vote either in person at the Annual Meeting or by proxy.

At the Meeting.

Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and you bring the legal proxy to the Annual Meeting.

Voting (continued)

Proxy.

To vote by proxy, you must select one of the following options:

1.Vote on the Internet:

•Go to www.AALVote.com/MNTR.

•Have the Notice or proxy card in hand.

•Follow the instructions provided on the site.

•Submit the electronic proxy before the required deadline (11:59 p.m. Eastern Time on August 27, 2019).

•If you are not the shareholder of record but hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

2.Vote by telephone:

•Use any touch-tone telephone and call 1 (866) 804-9616.

•Have the Notice or proxy card in hand.

•Follow the telephone voting instructions.

3.Complete and mail the proxy card:

•Complete all of the required information on the proxy card.

•Date and sign the proxy card.

•Return the proxy card in the postage-paid envelope provided as soon as possible.

•If you are not the shareholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

If you vote in a timely manner by the Internet, you do not have to return the proxy card for your vote to count. The Internet voting procedures appear in the Notice or proxy card. You may also log on to change your vote or to confirm that your vote has been properly recorded.

Can I change my vote or revoke my proxy?

Yes. Whether you vote by Internet, by telephone, or by submitting a proxy card with your voting instructions, you may revoke or change your vote by:

•casting a new vote on the Internet,

•casting a new vote by telephone,

•submitting another written proxy with a later date,

•sending a written notice of the change in your voting instructions to the Secretary of the Company if received the day before the Annual Meeting,

•if you are a beneficial owner, by following the instructions sent to you by your broker, bank or other agent, or

•revoking the grant of a previously submitted proxy and voting in person at the Annual Meeting. Please note that your attendance at the Annual Meeting itself will not revoke a proxy.

How will votes be counted?

The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and the Series Q Preferred Stock, voting together, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Election of Directors (Proposal One)

A plurality of the votes duly cast is required for the election of directors (i.e., the five nominees receiving the greatest number of votes will be elected). NYSE member brokers may no longer vote shares at the Annual Meeting with respect to the election of directors, without instructions by you. If you do not timely provide instructions to your broker, your shares will not be counted in connection with the election of directors. Abstentions and so-called broker “non-votes” will not affect the election of directors. The five director nominees elected will be elected for a term of one year, and until their successors are elected and qualified.

Ratification of Independent Registered Public Accounting Firm (Proposal Two)

The affirmative vote of the holders of a majority of the shares of common stock and Series Q Preferred stock present in person or represented by proxy and entitled to vote at the annual meeting is required for ratification of the appointment of BF Borgers CPA PC as the independent public accountants for the Company for the fiscal year ending December 31, 2019. An abstention will have the same effect as voting against this proposal. So-called broker “non-votes” are not counted for purposes of approving the ratification of our accounting firm, and thus will not affect the outcome of the voting on this proposal.

Advisory Vote to Approve the Company’s executive Compensation (Proposal Three)

The affirmative vote of the holders of a majority of the shares of common stock and Series Q Preferred Stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the Company’s executive compensation. NYSE member brokers may no longer vote shares at the Annual Meeting with respect to the advisory vote on executive compensation, without instructions by you. If you do not timely provide instructions to your broker, your shares will not be counted in connection with the advisory vote on executive compensation. Abstentions and so-called broker “non-votes” will not affect the election of directors.

Advisory Vote on the Frequency of Advisory Votes on executive Compensation

A plurality of votes cast for this proposal will determine the frequency of advisory votes on executive compensation (e.g., the option of holding an advisory vote every 1, 2, or 3 years receiving the greatest number of votes will be considered the preferred frequency of the shareholders). NYSE member brokers may no longer vote shares at the Annual Meeting with respect to the advisory vote on frequency of advisory votes related to executive compensation, without instructions by you. If you do not timely provide instructions to your broker, your shares will not be counted in connection with the advisory vote on frequency of executive compensation advisory votes. Abstentions and so-called broker “non-votes” will not affect the election of directors.

Quorum, Abstentions and Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Abstentions and so-called broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in the broker’s “street name”) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (NYSE), which apply to NYSE member brokers trading in non-NYSE stock, brokers have discretionary authority to vote shares on certain routine matters if customer instructions are not provided. Proposal Two to be considered at the annual meeting may be treated as a routine matter. Proposals One, Three, and Four are not treated as routine matters. Consequently, if you do not return a proxy card, your broker may have discretion to vote your shares on Proposal Two.

Can I attend the Annual Meeting?

Yes. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the attention of the Chairman of the Board, Mr. Chet Billingsley, at 511 Fourteenth Street, Suite A-2, A-4, A-6, Ramona, CA 92065. Mr. Billingsley will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

How may I submit a proposal to be considered at the next Annual Meeting of Shareholders?

Any eligible shareholder may submit a proposal to be included in the proxy materials for and considered at the next annual meeting of shareholders. All proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934 which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

To submit a proposal for consideration at the next annual meeting, the proposal must be submitted in writing to the Chairman of the Board of the Company, Mr. Chet Billingsley, at P.O. Box 1709, Ramona, CA 92065. Mr. Billingsley will submit your proposal to the Board of Directors or the appropriate committee or director, as applicable, to be included in the proxy materials. The deadline for submitting proposals for the 2020 annual meeting is December 31, 2019. The Company has the sole discretion to refuse to submit any untimely made shareholder proposals for consideration at the next annual meeting of shareholders.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors:

Name	Age	Position
Chet Billingsley	66	President and Chief executive Officer, Chairman of the Board of Directors, and Audit Committee Member
Lori Stansfield	60	Chief Financial Officer, Treasurer, and Director
Robert B. Meyer	79	Secretary and Director
Stan Shaul	54	Director and Audit Committee Member
David G. Carlile	63	Director and Audit Committee Chair

Chet Billingsley has been our Chief executive Officer (“CEO”) since 1994 and founded the private company predecessor of the Company in 1985. On May 6, 2017, Mr. Billingsley was appointed as a member of Mentor’s Audit Committee. On behalf of the Company, Mr. Billingsley has conducted dozens of acquisitions and business financings during this period. He began investing in 1979 and as CEO successfully completed the Series 65 examination and briefly was a registered investment advisor with an affiliated portfolio entity in 2010. He received his undergraduate education at West Point, and a Master’s Degree in Applied Physics from Harvard University, with concurrent study at Harvard Business School and at MIT. Mr. Billingsley worked at General Electric from January 1979 to June 1985. An avid business writer, Mr. Billingsley’s most recent feature is “In Defense of Business Ethics” in Management Today.

Lori Stansfield, CPA, has been our Chief Financial Officer (“CFO”) since May 27, 2014. On April 9, 2015, Lori was appointed as a director and named as Treasurer. For the six years prior to joining Mentor, Lori was Director of Audit Services for Robert R. Redwitz & Co., in San Diego, California. She has taught, written about, managed, audited and prepared financial statements during the past thirty years. She graduated Magna cum Laude in accounting from the University of Colorado in Denver and where she also received a Master’s Degree in marketing. She is certified as a public accountant in both Colorado and California. Ms. Stanfield has no affiliated or conflicting outside business interests.

Robert B. Meyer, was named Secretary of the Board of Directors on April 9, 2015. He previously held a director position between January 11, 2000 and August 27, 2003 and later returned to this role on April 29, 2012. As the largest outside shareholder, Mr. Meyer has been a senior professional voice in the company's management for over 18 years. Mr. Meyer was the founder, publisher, and editor of a business magazine, Barter News, which went into print in 1979. In 2003, he began a monthly newsletter called The Competitive Edge. He was one of the first charter inductees of the International Reciprocal Trade Association's "Barter Hall of Fame," and he has twice addressed the American Countertrade Association, a prestigious organization of Major Fortune 500 companies who countertrades in billions of dollars annually. As a business founder, Mr. Meyer brings his knowledge and business understanding to Board discussions. Mr. Meyer is a former professional baseball player, playing in the major leagues with New York Yankees, Kansas City Athletics, Los Angeles Angels, Seattle Pilots and Milwaukee Brewers from 1960 - 1971. Mr. Meyer has no affiliated or conflicting outside business interests.

Stan Shaul was appointed as a director on November 24, 1998, and on May 6, 2017, he was appointed as a member of Mentor’s Audit Committee. Mr. Shaul was our Treasurer from November 24, 1998 until April 9, 2015. Mr. Shaul is the President of SportsClix, Inc. that he founded and incorporated on November 15, 1999, Co-Founder/Chief Architect of Podium, Inc., and the President of Cardan Media. He has over 30 years of experience in software engineering, team building, management, and development. As a business founder and significant Company shareholder, he brings business understanding, insight, and shareholder interest to his Board deliberations. He graduated with a Bachelor's degree in Mathematics and Computer Science from UCLA. Mr. Shaul has no affiliated or conflicting outside business interests.

David G. Carlile was appointed as a director on April 14, 2017, and on May 6, 2017, he was appointed as a member of Mentor's Audit Committee and named Audit Committee Chairman. For over 34 years, Mr. Carlile has served in Senior Management positions in the coal industry; he has been the President of Carlile Enterprises, Inc. for over 17 years. He received his BS in Mining Geology from the Imperial College, University of London in 1977. He also received a Master's Degree in Mining Engineering from the University of Arizona in 1979. Mr. Carlile has no affiliated or conflicting outside business interests.

Earl Kornbrekke (76), served as a member of Mentor’s Board of directors until his resignation on April 14, 2017. During his tenure, Mr. Kornbrekke brought with him the continuity and senior business understanding of a senior business founder and a longtime Company shareholder. He was the largest investor in the Company during its first decade. Mr. Kornbrekke had no affiliated or conflicting outside business interests while he was a member of the Company’s Board.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors and its committees meet throughout the year and also hold special meetings and act by written consent from time to time as appropriate.

Our Board of Directors currently has five members. All directors hold office until the next annual meeting of shareholders and until their respective successors are elected. Directors may also be elected at any special meeting of shareholders held for that purpose. Nominees for the board of directors are presented by management. Except for a vacancy created by the removal of a director, all vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual, regular or special meeting of the shareholders. Vacancies created by the removal of a director may be filled only by approval of the shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors.

Members serve for one year and until their successors are elected and qualified. During fiscal 2018, our Board held four (4) meetings. All Directors attended 100% of the meetings of the Board of Directors and meetings of committees on which they served during fiscal 2018.

The selection of directors is a complex and subjective process requiring consideration of many intangible factors. The Company believes that candidates should generally meet the following criteria:

•Significant historic or current Mentor share ownership.

•Business founder and CEO experience.

•Broad training, experience and a successful track record at senior policy-making levels in business, government, education, technology, accounting, law, consulting and/or administration;

•The highest personal and professional ethics, integrity and values;

•Commitment to representing the long-term interests of the Company and all of its shareholders;

•An inquisitive and objective perspective, strength of character, and the mature judgment essential to effective decision making;

•Expertise that is useful to the Company and complementary to the background and experience of other Board members; and

•Sufficient time to devote to Board activities and to enhance their knowledge of our business, operations, and industry.

The Board believes that our current directors meet these criteria. The directors bring a strong and diversified background and set of essential skills to the Board, as described above in the director descriptions.

Certain Legal Proceedings

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his or her ability or integrity during the past ten years.

Audit Committee

The following board members serve on our Audit Committee: Stan Shaul, David Carlile, and Chet Billingsley. David Carlile serves as the chairman of our Audit Committee. Our Audit Committee Charter may be found on our website at https://ir.mentorcapital.com/governance-docs.

In its role, the Audit Committee undertakes the following advisory, consultative, and oversight functions, among several others:

1.Select the independent registered public accounting firm to be employed or nominate the independent auditor for shareholder approval;

2.Consult with the independent auditor on their plan of audit for the Company;

3.Review with the independent auditor, their report of audit and their letter;

4.Consult with the independent auditor, on the adequacy of internal controls;

5.Ensure the integrity of the Company’s financial reporting;

6.Ensure that the Company’s systems of internal control over financial reporting and disclosure controls are designed and functioning properly; and

7.Ensure the Company’s compliance with legal and regulatory requirements.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board. The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.

The Audit Committee had one meeting in 2018 which was attended by all members.

Membership of the Audit Committee

Our Audit Committee shall be comprised of three or more directors as determined by the Board, of which a majority of the members shall satisfy the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended and all other regulatory requirements applicable to the Company. Two members of the Audit Committee, Messrs. Shaul and Carlile, are considered independent under the Audit Committee Charter. Mr. Billingsley, as an employee of the Company, is not an independent member but he was appointed to the Audit Committee because Mr. Billingsley has intimate knowledge of the Company and provides financial expertise.

Each Audit Committee member understands fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Mr. Billingsley, an employee of the Company, serves as the, “audit committee financial expert,” as defined under applicable SEC rules and is not independent. Audit Committee members shall continue to be members as long as they remain directors and until their successors as committee members are elected and qualified or until their earlier death, incapacity, resignation or removal. Any member may be removed by the Board, with or without cause, and for no cause, at any time. Vacancies on the Audit Committee may be filled by the Board.

The Committee discussed the audit with the Company’s independent registered public accounting firm and reviewed their findings, suggestions and plans for continuing audits. The Committee believes that it has an excellent and forthright working relationship with the Company’s Audit Firm, BF Borgers CPA PC. The Audit Committee selected BF Borgers CPA PC to serve as the Company’s independent accountants for the 2019 fiscal year.

Report of the Audit Committee

The Audit Committee provides this report for the Company’s proxy statement. The following disclosure is made over the printed names of each member of the Audit Committee. The members of the Audit Committee have signed the current disclosure.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2018.

The Audit Committee has discussed with BF Borgers CPA PC, the Company’s independent auditors, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based on the foregoing, we recommended to the Board of Directors that the audited financial statements referred to above be included with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission.

David Carlile (Audit Committee Chairman)

Stan Shaul

Chet Billingsley

No Compensation or Nominating Committees and Conflicts of Interest

The Board does not have a compensation committee comprised of independent directors, the functions that would have been performed by such committee is performed by our directors as a whole. The Board of Directors has not established a nominating committee. The Board has been of the opinion that such committees are not necessary since the Company is a smaller reporting company, and to date, the entire Board of Directors has been performing the functions of such committees. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation and nominations that may affect management decisions.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders. Our Board has not considered or adopted a policy regarding the consideration of director candidates recommended by our stockholders as we have not received a recommendation from any stockholder for any candidate to serve on our Board for over ten years. We do not know if any of our stockholders will make a recommendation for any candidate to serve on our Board given the relatively small size of our company and the small remuneration for attendance at the Board meetings.

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the CEO’s management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves major corporate strategy changes and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication.

Director compensation for attendance at each regular or special meeting of the Board, if any, is set by Board resolution. Officers of the Company are appointed by the Board. The salaries of the officers shall be fixed from time to time by the Board. The CEO’s compensation has not been changed by the Board since 2000.

Shareholders may contact the Chairman of the Board by telephone or email at the Company’s corporate offices with any questions or concerns they wish to have addressed. The Chairman will discuss any material shareholder questions, concerns, or other information with the other directors as necessary.

Board Leadership and Role in Risk Oversight

Chet Billingsley acts as Mentor’s CEO and Chairman of the Board. Robert Meyer acts as the Company’s Secretary and lead independent director. Mentor has determined that its leadership structure is appropriate as Mentor is a smaller reporting company and Mr. Billingsley is the most familiar with the Company and its markets. The Board has direct discussions with the CEO and suggests operating approaches to mitigate identified risks on a regular basis. Because all independent directors are major shareholders, direct discussions reinforce the priority of reducing shareholder risk and increasing shareholder return to all corporate actions.

Familial Relationships Amongst Directors and executives

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Meetings of the Board of Directors

The Board of Directors of Mentor conducts business through meetings of the Board or by unanimous written consents of the Board. Such actions by written consent of all directors are, according to Delaware corporate law and our bylaws, valid and effective as if they had been passed at a meeting of the directors duly called and held. With the exception of Mr. Billingsley and Ms. Stansfield, all directors are independent directors under the adopted definition of independence from the NASDAQ Marketplace Rule 4200(a)(15). The directors are all shareholders of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our control persons, including our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. All of our executive officers, directors, and greater-than-ten percent stockholders have complied with Section 16(a) filing requirements by timely filing Forms 4 during the last fiscal year.

Code of Ethics

On March 21, 2019, our Board approved and adopted a Code of Ethics (the “Code of Ethics”) that applies to the CEO and the CFO of the Company and guides our directors, officers, employees, consultants, contractors, advisors, and agents, where appropriate. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; corporate opportunities; fair and ethical business dealings; insider trading; confidentiality; protection and proper use of our assets; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by us; fair treatment; and reporting suspected illegal or unethical behavior. The code of Ethics is available on our website at http://ir.mentorcapital.com/governance-docs.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company believes in sound corporate governance practices and tries to ensure that it has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and make decisions that include independent considerations than those of the Company’s management. The Company reviews federal laws affecting corporate governance as well as rules adopted by the SEC and OTCQX.

Board Leadership Structure

Our Board has carefully considered the benefits and risks in combining the role of Chairman of the Board and CEO and has determined that Mr. Billingsley is the most qualified and appropriate individual to lead our Board as its Chairman.

In determining whether to combine the roles of Chairman of the Board and CEO, our Board closely considered our current system for ensuring significant independent oversight of management, including the following: (1) Only two members of the Board, Mr. Billingsley and Ms. Stansfield, also serve as an employee; (2) the majority of directors serving on our Audit Committee are independent; (3) our Board’s flexibility to select, at any time and on a case-by-case basis, the style of leadership best able to meet our current needs based on the individuals available and circumstances present at the time, and (4) the independence of our Audit Committee.

In determining that we are best served by having Mr. Billingsley serve as CEO and Chairman of the Board, our Board considered the benefits of having the CEO serve as a bridge between management and our Board, ensuring that both groups act with a common purpose. Our Board also considered Mr. Billingsley’s knowledge regarding our operations and the industries and markets in which we compete and his ability to promote communication, to synchronize activities between our Board and our senior management and to provide consistent leadership to both our Board and our company in coordinating the strategic objectives of both groups. Our Board further noted that the combined role of Chairman of the Board and CEO facilitates centralized leadership in one person so that there is no ambiguity about accountability.

Board Risk Oversight

Our Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While our Board has the ultimate oversight responsibility for the risk management process, our Audit Committee also has some responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and may engage outside independent consultants to assist in managing such controls. Risks related to our compensation programs are reviewed by the Board and legal and other risks also receive review.

DIRECTOR COMPENSATION TABLE

Director Summary Compensation Table for Fiscal 2018

The following table sets forth information concerning the compensation of directors of Mentor, other than Mr. Billingsley and Ms. Stansfield, for the year ended December 31, 2018.

	Fees				Non-Equity
	Earned				Incentive	Nonqualified
	or Paid		Stock	Option	Plan	Deferred	All Other
Director	In Cash	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)	($)
Stan Shaul	9,000(1)	0	0	0	0	0	0	9,000
Robert B. Meyer	9,000(1)	0	0	0	0	0	0	9,000
David G. Carlile	9,000(1)	0	0	0	0	0	0	9,000

(1) Each director is paid $2,000 for attendance at regular quarterly Board meetings. During 2018 Mentor Board of Directors were paid for four board meetings held in 2018. In addition, the Board of Directors were paid $500 each time additional services were provided to the Company related to written resolutions. Mr. Shaul and Mr. Carlile were each paid $500 for the annual Audit Committee meeting.

Indemnification Agreements

We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals’ fees, and costs which may be brought against them in the course of their service. Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis describes the material elements of the compensation and benefits programs for the Company’s officers.

To date we believe that we compensate our executives at rates that are under market. We intend to review such executive compensation using the guidelines identified herein. We also have a very low turnover and do not need to regularly recruit new executives at this time.

Compensation Philosophy: Objectives of the Company’s Compensation Programs

The Company’s compensation programs should have four main objectives: Attract highly-qualified executives, retain them and encourage longevity, motivate them to achieve goals that are consistent with the Company’s overall goals, and reward them for outstanding achievement.

What the Compensation Program is Designed to Reward

The Company’s compensation program should be designed to reward achievements that are consistent with the Company’s overall goals.

Independent Compensation Consultant

From time to time, the Company may seek the advice of one or more independent compensation consultants. In such event, it is currently intended that such consultants would report directly to the Board and would be used primarily to provide additional assurance that (i) the Company’s compensation programs are sufficiently competitive to successfully motivate, attract and retain executives, and (ii) the compensation offered by the Company is reasonable and consistent with the Company’s objectives. To date, the services of a compensation consulting service have not been contracted.

Elements of Compensation

The elements of compensation for Company executives could include: Salary, stock options, and bonuses (either in the form of cash, stock or stock options).

Rationale Behind Each Element

The elements of the Company’s compensation structure should be intended to achieve the objectives of the compensation programs. Determination of salary should be made to provide executives with a base level of pay that allows the Company to remain competitive in both recruiting and retaining qualified executives. Stock or Stock options could be granted to executives to provide them with an opportunity to build equity ownership in the Company so that they are motivated to act in ways that increase the value of the Company and that are consistent with shareholder goals. Bonuses could be granted for achieving specific goals or in recognition of extraordinary service provided. Bonuses could be paid in cash, stock or stock options.

 Determination of Amount of Each Element

Salary. In determining salaries, the Board should generally consider five factors.

First, the Company has experienced managers responsible for hiring new executives and adjusting the salary levels of existing executives. These managers should have industry knowledge of historical and current pay scales, and apply such knowledge to salary determination. The Company may rely on such knowledge going forward.

Second, as the Company interviews candidates for potential employment, it should be gathering salary information from those candidates, which can be used as a data point in setting salaries.

Third, the Company might work with search firms, which provide salary data for their candidates and feedback on the general availability of candidates with the experience for each open position.

Fourth, the Company could evaluate general labor market conditions such as the hiring activity of other companies actively looking for candidates with the same skill set and experience. This would provide the Company with a sense of how “tight” or “loose” the labor market is, which may affect salary levels.

Finally, we believe that when the above factors are used together they should provide us with the data needed to establish a general range within which we could make an offer to a new executive or adjust the salary of an existing executive. Within that range, we intend to set the salary level for a specific candidate or existing executive based on the candidate’s or executive’s experience, prior performance, references and education.

Stock and Stock Options. We do not yet have a stock purchase or option plan, nor do we have restricted stock available for grant.

Bonuses. In 2018 and 2017, Ms. Stansfield received bonuses of $500 and $29,649, respectively. We intend for bonuses to be approved by the disinterested directors on our Board.

Non-equity Incentive Plan: The CEO earns an incentive fee and a bonus which are payable in cash upon merger, resignation or termination or in installments at the CEO’s option. The incentive fee is 1% of the increase in market capitalization based on the bid price of the Company’s stock beyond the book value at confirmation of the Company’s reorganization on January 11, 2000, which was approximately $260,000. The bonus is 0.5% of the increase in market capitalization for each $1.00 increase in stock price up to a maximum of $8 per share (4%) based on the bid price of the stock beyond the book value at confirmation of the reorganization. This incentive was authorized in 1998 and confirmed in 2000 under the Company’s Plan of Reorganization. In 2018 and 2017, Mr. Billingsley earned an incentive fee and bonus in the amount of $0 and $175,997, respectively. The incentive and bonus are calculated on a quarterly high water mark basis.

How Each Element Fits Into the Company’s Overall Intended Compensation Objectives

We will try to structure compensation to achieve the goals set out above: Attract, retain, motivate and reward. Decisions regarding the weight of each element in relation to other elements are set as a general rule which can be modified as necessary to address individual situations, but with the overall goals in mind.

Employment Agreements

We do not have any Employment Agreements with our management.

Separation Agreements

The Company has a Termination Agreement with Mr. Billingsley, approved by Board resolution in 1998 and confirmed in 2000 under the Company’s Plan of Reorganization, which provides for one month severance with full benefits for each year of employment with the Company payable on merger, relocation, termination or resignation. In 2018 and 2017, the Company accrued an additional $15,172 and $15,629 of liability for this commitment, respectively. At March 31, 2019 and December 31, 2018, the Company included $409,340 and $405,242, respectively, for this commitment, as part of accrued salary, retirement and incentive fee payable - related party.

Under the Termination Agreement, the Company has also agreed that on merger, relocation or termination or resignation of Mr. Billingsley’s employment, the Company will pay for relocation costs that Mr. Billingsley may incur in relocating his family. This includes moving costs, ninety days temporary living expenses, closing costs, a 10% credit for furnishings and a loan at 5% for ten years paid in equal monthly payments for any qualifying down payment on a new residence. At March 31, 2019 and December 31, 2018, the Company’s accrued retirement liability includes $85,000 and $85,000 for relocation costs, respectively.

Change In Control Arrangements

We do not have options or equity awards which accelerate on circumstances involving a change in control of the Company.

Defined Contribution Plan

We do not have any 401(k) Savings/Retirement Plan; or other defined contribution or defined benefit plan.

Perquisites and Other Personal Benefits

During fiscal year 2018, the Company did not offer its executive officers perquisites other than the standard health insurance, vacation and sick pay offered to all other employees.

SUMMARY EXECUTIVE COMPENSATION TABLE

The following table summarizes all compensation for our principal executive officer and each other executive officer serving as such whose annual compensation exceeded $100,000. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 “Compensation - Stock Compensation,”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Chet Billingsley Chairman and CEO	2018	120,000 (1)	0	0	0	0 (3)	0	9,000 (2)	129,000
	2017	120,000 (1)	0	0	0	175,997 (3)	0	9,500 (2)	305,497

Lori Stansfield Treasurer and CFO	2018	139,635	500	0	0	0	0	8,500(4)	148,635
	2017	130,000	29,649	0	0	0	0	9,500(4)	169,149

(1)Base annual salary for the CEO of $104,000 per year plus $12,000 vacation pay and $4,000 sick pay has not changed from the amount set by the court in the 1998 Chapter 11 bankruptcy document.

(2)Mr. Billingsley received compensation for his service as a member of Mentor’s Board of Directors. Mr. Billingsley was paid the standard director fee of $2,000 for each of four regular Board Meetings he attended in each of 2018 and 2017 and $500 each time additional services were provided to the Company related to written resolutions. Mr. Billingsley received $500 in 2018 for the annual Audit Committee meeting.

(3)The CEO earns an incentive fee and a bonus which are payable in cash upon merger, resignation or termination or in installments at the CEO’s option. The incentive fee is 1% of the increase in market capitalization based on the bid price of the Company’s stock beyond the book value at confirmation of the reorganization on January 11, 2000, which was approximately $260,000. The bonus is 0.5% of the increase in market capitalization for each $1.00 increase in stock price up to a maximum of $8 per share (4%) based on the bid price of the stock beyond the book value at confirmation of the reorganization. This incentive was authorized in 1998 and confirmed in 2000 under the Company’s Plan of Reorganization.

(4)Ms. Stansfield received $2,000 for each of four board meetings she attended as a Director in each of 2018 and 2017 and $500 each time additional services were provided to the Company related to written resolutions.

Grants of Plan-Based Awards in Fiscal 2018

We did not make any grants of plan-based awards to any of our named executive officers or other highly-compensated employees during fiscal 2018.

Outstanding Equity Awards at Fiscal 2018 Year End

We had no outstanding equity awards with any of our named executive officers or other highly-compensated employees at the end of the 2018 year.

Option Exercises and Stock Vested For Fiscal 2018

There were no option exercises by named executives or highly compensated employees for the fiscal year ended December 31, 2018.

Pension Benefits for Fiscal 2018

The Company does not provide pension benefits and therefore this table is not included.

Non-Qualified Deferred Compensation for Fiscal 2018

The Company does not provide nonqualified deferred compensation benefits and therefore this table is not included.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth certain information as to shares of our Common Stock owned by (i) each person known to beneficially own more than five percent of our outstanding Common Stock or Preferred Stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group.

The percent ownership information presented in the table below is based on the total number of shares of Mentor’s Common Stock outstanding as of June 28, 2019 which was 23,139,837.

Title of Security	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Chet Billingsley PO Box 1709 Ramona, CA 92065	5,069,570(1, 2)	17.20%(7)
Common Stock	Stan Shaul 2586 Claybourne Court Newbury Park, CA 91320	244,928(3)	0.83%(8)
Common Stock	Robert B. Meyer 24446 Caswell Court Laguna Niguel, CA 92677	1,303,789(4)	4.42%(8)
Common Stock	David G. Carlile 3336 Daybreaker Drive Park City, UT 84098	138,508(5)	0.47%(8)
Common Stock	Lori Stansfield 6000 Nagel Street La Mesa, CA 91942	240,000(6)	0.81%(8)
Common Stock	Directors and Officers as a group	6,996,795	23.73%(9)

(1)During 2018 Mr. Billingsley had shares of Common Stock held in a Rule 10b5-1 Plan under third party control to preclude any directed share sales by him when non-public information is known. Mr. Billingsley’s set sales orders under the Rule 10b5-1 Plan were less than 16,000 shares per week. 192,000 shares are held in a Rule 10b5-1 plan at this time and his remaining shares are held in certificate form outside of a brokerage account and are not immediately available for sale.

(2)In addition to 2,931,886 shares of Common Stock, Mr. Billingsley also holds 2,050,228 Series D warrants exercisable at $1.60 per share and 87,456 Series B warrants exercisable at $0.11 per share. As of the date of this proxy statement, Mr. Billingsley has not exercised any of these Series B or D warrants.

(3)In addition to 22,031 shares of Common Stock, Mr. Shaul also holds 222,897 Series D warrants exercisable at $1.60 per share. On January 25, 2018, 43 shares of Common Stock owned by Mr. Shaul were canceled at his request. As of the date of this proxy statement, Mr. Shaul has not exercised any Series D warrants.

(4)In addition to 864,834 shares of Common Stock, Mr. Meyer also holds 438,955 Series D warrants exercisable at $1.60 per share. As of the date of this proxy statement, Mr. Meyer has not exercised any Series D warrants.

(5)In addition to 136,008 shares of Common Stock, Mr. Carlile holds 2,500 Series D warrants exercisable at $1.60 per share. As of the date of this proxy statement, Mr. Carlile has not exercised any Series D warrants originally held or redeemed as a designee since he became a member of the Company’s board of directors on April 14, 2017.

(6)In addition to 50,000 shares of Common Stock, Ms. Stansfield holds 190,000 Series D warrants exercisable at $1.60 per share. On March 3, 2017, Ms. Stansfield redeemed as a designee and then exercised Series D warrants by paying the $0.10 per share redemption fee and the $1.60 per share exercise price. On March 16, 2015, Ms. Stansfield redeemed as a designee and then exercised 2,000 unexercised Series D warrants by paying the $0.10 per share redemption fee and $0.435 per share exercise price associated with a February 2015 partial warrant redemption. On June 2, 2015, Ms. Stansfield redeemed as a designee and then exercised 2,222 Series D Warrants by paying the $0.10 per share redemption fee and $0.35 per share exercise price associated with the June 2015 partial redemption. On September 6, 2018, Ms. Stansfield redeemed as a designee and then exercised 50,000 Series D Warrants by paying the $0.10 per share redemption fee and $0.35 per share exercise price associated with the August 2018 partial redemption.

(7)The Percentage of Class ownership of Mr. Billingsley is calculated based on the total number of outstanding shares of Common Stock (23,139,837), Series B warrants (87,456) and Series D warrants (6,252,954).

(8)The Percentage of Class ownership of Mr. Shaul, Mr. Meyer, Mr. Carlile, and Ms. Stansfield is calculated based on the total number of outstanding shares of Common Stock (23,139,837) and Series D warrants (6,252,954).

(9)Calculated based on the diluted Percentage of Class ownership of the Registrant’s management, executive officers, and directors.

If an individual or entity tried to take control of the Company, Mr. Billingsley is authorized to obtain a loan from the Company to pay for the exercise of his unexercised Series D warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. All of our executive officers, directors, and greater-than-ten percent stockholders have complied with Section 16(a) filing requirements by timely filing Forms 4 during the last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Transactions

Except as disclosed below, between January 1, 2017, and December 31, 2018, there were no transactions, and there are no proposed transactions, in which we were or are to be a participant, involving an amount in excess of $120,000, and in which any related person had or will have a direct or indirect material interest.

Mr. Billingsley acts as both the CEO and Chairman of the Board of Directors of the Company. Ms. Stansfield acts as both the CFO and Treasurer of the Board of Directors of the Company. Mr. Meyer acts as the Company’s Secretary but is not paid for his role and is not a Company employee. With the exception of Mr. Billingsley and Ms. Stansfield, all directors are independent directors under the adopted definition of independence from the NASDAQ Marketplace Rule 4200(a)(15). The directors are all shareholders of the Company.

The Audit Committee of the Company’s Board of Directors is responsible for reviewing any transaction with related persons and making recommendations to the Board of Directors for consideration.

Director Independence

All three non-employee directors are, “Independent,” directors, as defined by applicable rules and regulations of the SEC and OTCQX. Mr. Billingsley and Ms. Stansfield are not independent.

Beneficial Investor and Director Relationship

As noted in the Beneficial Shareholder’s table included herein, Chet Billingsley is a beneficial shareholder of 17.20% of the Common Stock of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

BF Borgers CPA PC has served as our independent registered public accounting firm since December 2, 2014. Prior to BF Borgers CPA PC’s engagement, the Company had engaged the accounting firm of Albert Wong & Co., LLP (“Albert Wong”), whose services were dismissed as of December 2, 2014. During fiscal 2017 and 2018 we retained BF Borgers CPA PC to provide services in the following categories, for the fees indicated:

Fee Category	2018	2017
Audit Fees (1)	$ 59,400	$ 51,405
Audit-Related Fees (2)	-	-
Tax Return Fees (3)	7,150	10,045
All Other Fees (4)	-	-

(1)Audit fees include the audit of our annual financial statements, review of our quarterly financial statements and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)Audit-related fees consist of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting. Mentor did not incur any audit-related fees in fiscal years 2018 or 2017.

(3)The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)All other fees, if any, consist of fees for other miscellaneous items.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2018 and 2017 were pre-approved by the entire Board.

Audit Fees

These represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit-related fees include reviews of interim financial statements, Forms 10-Q and related financial information.

Tax Fees

Comprise of services for tax compliance and tax return preparation.

All Other Fees

All other fees include research, consultation and discussions related to various accounting and tax issues.

Our Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2018. 100% of “Audit-Related Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

PROPOSAL 1

ELECTION OF DIRECTORS

The enclosed proxy cannot be voted for a greater number of persons than five. Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

The nominees are directors currently, whose terms expire at the 2019 Annual Meeting, and upon their respective successors being elected and qualified to serve. The Board proposes the election of the following nominees as directors for a term of one year, expiring at the 2020 Annual Meeting, and until their successors are elected and qualified to serve. The nominees have indicated to the Company that they will serve if elected.

The names of the nominees, each of whom is currently a director of the Company elected by the stockholders or appointed by the Board, and certain information about them are set forth below.

Name	Age	Principal Occupation
Chet Billingsley	66	President and CEO, Chairman of the Board of Directors, and Audit Committee Member
Lori Stansfield	60	CFO, Treasurer, and Director
Robert B. Meyer	79	Business Owner
Stan Shaul	54	Business Owner
David G. Carlile	63	Business Owner

The biography of each candidate for Director is included in the Section entitled, “Management and Directors,” starting on page 4 above.

The Board of Directors recommends a vote FOR each of the nominees listed above.

A plurality of the votes cast is necessary for the election of a director.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BF Borgers CPA PC has served as the Company’s independent registered public accounting firm since December 2, 2014 and has been appointed by the Audit Committee to continue as the serve as the Company’s independent accountants for the current fiscal year. Prior to BF Borgers CPA PC’s engagement, the Company had engaged the accounting firm Albert Wong, whose services were dismissed as of December 2, 2014.

When they were dismissed Albert Wong’s audit report on the financial statements of the Company as of and for the years ended December 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2013 and subsequent interim periods preceding the termination of Albert Wong, there were no disagreements with Albert Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Albert Wong, would have caused Albert Wong to make reference to the subject matter of the disagreement(s) in connection with its report.

During the year ended December 31, 2013 and subsequent interim periods preceding the termination of Albert Wong, there were no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Prior to the engagement, and for the year ended December 31, 2013 and subsequent interim periods, the registrant did not consult with BF Borgers CPA PC regarding either: The application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and where either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of item 304 of Regulation S-K).

Stockholder ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is not required by law, by the OTCQX market requirements or by the Company’s Certificate of Incorporation or Bylaws. However, the Board of Directors is submitting the selection of BF Borgers CPA PC to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of BF Borgers CPA PC are not expected to be present at the Annual Meeting, but will have the opportunity to attend and make a statement if they desire to do so, and would then be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal Number 2.

An affirmative vote of a majority of the holders of common stock and Series Q Preferred Stock, voting together as a class, present at the Annual Meeting or represented by proxy and voting at the Annual Meeting, is required to approve Proposal Number 2.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our named executives as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation table, and the narrative disclosures that accompany the compensation tables (a “say-on-pay proposal”).

As a smaller reporting company, our executive compensation program is designed to be simple, effective, and incentivize our executives to stay with the Company for many years. We believe our executive compensation program adequately rewards performance of our executives and is aligned with the long-term interests of our shareholders. We encourage shareholders to read the Compensation Discussion and Analysis, beginning on page 10 of this proxy statement, which describes the details of our executive compensation program and the decisions made by our Board of Directors.

We value the feedback of our shareholders and are open to discussion with shareholders on an ongoing basis regarding various corporate governance topics, including executive compensation, and take into account the views of shareholders regarding the design and effectiveness of our executive compensation program.

Shareholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the name executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narratives disclosures that accompany the compensation tables), is hereby approved.

As an advisory vote, this proposal is not binding on Mentor or its Board of Directors. However, the Board of Directors values the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executives.

The Board of Directors recommends a vote FOR Proposal Number 3.

An affirmative vote of a majority of the holders of common stock and Series Q Preferred Stock, voting together as a class, present at the Annual Meeting or represented by proxy and voting at the Annual Meeting, is required to approve Proposal Number 3.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal 3 above, in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to case an advisory vote to approve the compensation of our named executive officers. This Proposal 4 affords shareholders the opportunity to cast as advisory vote on how often we should include a say-on-pay proposal in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting (a “say-on-pay frequency proposal”). Under this Proposal 4, shareholders may vote to have the say-on-pay vote every year, every two years, or every three years.

As an advisory vote, this proposal is not binding on Mentor or its Board of Directors. However, the Board of Directors values the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting a say-on-pay vote.

Shareholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 year”, “2 years”, “3 years”, or “Abstain.”

The Board of Directors recommends a vote on Proposal Number 4 to hold say-on-pay votes every 3 years (as opposed to every year or every 2 years).

A plurality of votes cast for Proposal 4 will determine the shareholders’ preferred frequency for holding an advisory vote on executive compensation. This means that the option for holding an advisory vote every 1 year, 2 years, or 3 years receiving the greatest number of votes will be considered the preferred frequency of the shareholders.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting following the close of the 2019 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before January 15, 2020.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

/s/ Chet Billingsley
Chet Billingsley, Chairman of the Board and Chief executive Officer

MENTOR CAPITAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2019

The undersigned hereby appoints Chet Billingsley and Robert B. Meyer and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of Mentor Capital, Inc. which the undersigned may be entitled to vote at the 2019 Annual Meeting of Stockholders of Mentor Capital, Inc. to be held on August 28, 2019 at 10:00 a.m. Pacific Daylight Time at 511 Fourteenth Street, Unit A-6, Ramona, CA 92065 (the "2019 Mentor Capital Annual Meeting"), and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2019 Mentor Capital Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, AND 3, AND "3 YEARS" FOR PROPOSAL 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on the reverse side)

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

The Proxy Statement, our 2018 Annual Report on Form 10-K and our March 31, 2019 Quarterly Report on Form 10-Q are available at: http://www.viewproxy.com/MNTR/2019.

Please mark your votes like this ☐

The Board of Directors recommends a vote "FOR" the nominees for director listed in Proposal 1 and "FOR" each of proposals 2, and 3, and "3 YEARS" for proposal 4.

1. The election as directors of the nominees listed below:

☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT

(01) Chet Billingsley
(02) Lori Stansfield
(03) Robert B. Meyer
(04) Stan Shaul
(05) David G. Carlile

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve, on an advisory basis, the compensation of our named executive officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers.

☐ 3 YEARS ☐ 2 YEARS ☐ 1 YEAR ☐ ABSTAIN

Please indicate if you plan to attend this meeting ☐

OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at the 2019 Mentor Capital Annual Meeting. If any other matters are properly brought before the 2019 Mentor Capital Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors in proposal 1, and FOR proposals 2, and 3, and "3 YEARS" for proposal 4.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ____________________

Signature ____________________

Signature ____________________
(Joint Owners)

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/MNTR

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.